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                                    FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 10, 1999

                      THE M/A/R/C(R) GROUP ESOP/401(K) PLAN

               (Exact name of registrant as specified in charter)



          Texas                         0-13217                   75-1781525
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



        7850 NORTH BELT LINE ROAD
              IRVING, TEXAS                                        75063
(Address of principal executive offices)                        (Zip Code)


       (Registrant's telephone number, including area code (972) 506-3400

                                       N/A
          (Former name or former address, if changed since last report)


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Item 7.  Exhibits

         16 Letter from PricewaterhouseCoopers LLP agreeing with statements contained in Form 8-K.



                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           The M/A/R/C(R) Group ESOP/401(k) Plan

                                             /s/ HAROLD CURTIS
                                           -------------------------------------
                                           Name:  Harold Curtis
                                           Title:  Chief Financial Officer


Date:  May 18, 1999                        By  /s/  CECIL B. PHILLIPS
                                           -------------------------------------
                                           Name:  Cecil B. Phillips
                                           Title:  Member of Plan Administrative
                                                   Committee



                                INDEX TO EXHIBIT

Exhibit Number              Description

     16 Letter from PricewaterhouseCoopers LLP agreeing with statements contained in Form 8-K.